                                                                    EXHIBIT 10.1

                           NINTH AMENDMENT TO LOAN AND
                               SECURITY AGREEMENT

         This Ninth Amendment dated January 3, 2003 (the "Amendment") to that certain Loan and Security Agreement (as amended, the "Loan Agreement"), dated as of May 11, 1999, as amended by Amendments Nos. 1-8, among Grant Geophysical, Inc. ("Borrower"), Elliott Associates, L.P. ("EALP"), as a Lender, and Foothill Capital Corporation ("Foothill"), as Agent (the "Agent") and a Lender (and, together with EALP, the "Lenders"; each capitalized term used but not defined herein having the meaning given to it in the Loan Agreement)

                               W I T N E S S E T H

         WHEREAS, the Borrower and its subsidiaries that have guaranteed Obligations under the Loan Agreement (the "Guarantors", and, with the Borrower, collectively, the "Obligors" and individually, an "Obligor") require access to additional funds to continue their operations; and

         WHEREAS, the Obligors have proposed to Foothill and EALP that Foothill and EALP agree to amend or waive applicable provisions of the Loan Documents so as to allow the Obligors to receive and retain collections on their Accounts, which would otherwise be automatically paid to Foothill for application to Advances; and

         WHEREAS, EALP has agreed to allow the Obligors to use such proceeds and to implement such agreement by purchasing the Obligors' Obligations to Foothill as provided under Loan Agreement ss. 9.5 (the "Obligations Purchase") on the condition that (1) the Obligors execute the Acknowledgment and Release contemplated in Loan Agreement ss. 9.5 and in the form of Exhibit A; (2) the Obligors agree to pay EALP, as an Obligation, all amounts EALP was required to pay and did pay to Foothill in excess of the Obligors' Obligations to Foothill on the date of purchase, as set forth on Exhibit B and (3) the Guarantors reaffirm their Obligations to EALP under the Continuing Guaranty by executing the Reaffirmation of Continuing Guaranty attached as Exhibit C.

         NOW THEREFORE, the parties hereto, in consideration of the mutual promises set forth herein (which are acknowledged to be good, valuable and sufficient consideration),and each intending to be legally bound hereby, agree as follows:

                  1. Each Obligor agrees to execute the Acknowledgment and Release attached as Exhibit A and to deliver the same to Foothill.

                  2. The Borrower agrees to pay EALP under the Loan Agreement, and each Guarantor agrees to guaranty payment to EALP under its Guaranty, all amounts paid by EALP to Foothill in connection with the Obligations Purchase to the extent such amounts exceed the Obligations owing to Foothill by the Obligors, including without limitation:

         (a) the Early Termination Fee paid as required by Section 9.5 (whether or not such fee was payable at such time by the Obligors) and




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         (b)      all other costs, expenses and fees paid to Foothill by EALP
                  (whether or not such costs, expenses and fees were at such time payable by Obligors to Foothill)

all as set forth in the Schedule attached hereto as Exhibit B (the "Waiver Fee"). As further evidence of their agreement to pay the Waiver Fee, the parties hereto agree that the definition of "Obligations" in the Loan Agreement shall be, and it hereby is, amended by the insertion immediately after the second parenthetical therein, the words "Waiver Fee provided for under the Ninth Amendment to the Agreement." The Guarantors agree that the term "Guaranteed Obligations" as defined in the Guaranty is amended to include the Waiver Fee as a Guaranteed Obligation.

                  3. Each of the Designated Subsidiaries hereby joins in this Amendment for the purpose of consenting to the terms hereof. The Designated Subsidiaries hereby agree that all terms, covenants and provisions of the Loan Agreement and the other Loan Documents are, and shall remain, in full force and effect, including (without limitation) the Designated Subsidiaries' guaranty of the Obligations of the Borrower pursuant to the Subsidiary Guaranties, which Subsidiary Guaranties are hereby acknowledged and reaffirmed with respect to all Obligations of Borrower arising pursuant to the Loan Agreement and other Loan Documents, as amended by this Amendment and all previous amendments.

                  4. The Obligors agree, acknowledge and admit that the failure to remit proceeds of Accounts to EALP as Agent and sole Lender constitutes an Event of Default (the "Admitted Default") entitling EALP to accelerate all Obligations immediately and to commence the exercise of remedies under the Loan Documents. On the condition that the Obligors have fulfilled each and every one of their obligations set forth in the preceding paragraphs 1-3, EALP as the successor Agent and sole Lender upon giving effect to the Obligations Purchase,

         (a) agrees that the Obligors may retain the proceeds of Accounts received by the Obligors (i) prior to and including January 3, 2003, if such proceeds have not been turned over, and (ii) from and excluding January 3, 2003 through and including midnight on January 24, 2003 (the "Waiver Period"); PROVIDED, HOWEVER, that nothing contained herein shall allow the Obligors to retain any proceeds of Accounts, whether received before, on or after January 3, 2003, at any time after the expiration of the Waiver Period; and

         (b) on the condition that no Default or Event of Default (other than the Admitted Default) has occurred, agrees for the duration of the Waiver Period not to (x) accelerate the Obligations or (y) exercise its remedies arising from the Admitted Default.

Nothing contained herein, however, shall constitute a waiver of any other rights EALP has under the Loan Documents. Without limiting the generality of the foregoing, EALP specifically reserves its right to enforce, and the Obligors specifically reaffirm their obligation to comply with, all provisions of the Loan Documents relating to the continued attachment and perfection of Liens securing the Obligations on, in or with respect to all of the Collateral, including without limitation the proceeds of the Accounts.



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                  5. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Each Obligor may indicate its intention to be bound hereby executing its signature page and delivering the same by facsimile to EALP or its counsel, and EALP may indicate its intention to be bound by executing its signature page and delivering the same to the Borrower or its counsel. The delivery of a party's signature on the signature page by facsimile transmission shall have the same force and effect as if such party signed and delivered this Amendment in person.

         IN WITNESS WHEREOF, this Amendment has been executed and delivered as of January 3, 2003.

                         ELLIOTT ASSOCIATES, L.P., a Delaware limited partnership,

                         By:  Elliott Capital Advisors, L.P., as general partner

                              By:  Braxton Associates, Inc. as general partner


                                   By:    /s/ Elliott Greenberg
                                       --------------------------------------
                                   Name:      Elliott Greenberg
                                        -------------------------------------
                                   Title:     Vice President
                                         ------------------------------------


                         GRANT GEOPHYSICAL, INC.,
                         a Delaware corporation


                        By:  /s/ Richard F. Miles
                            --------------------------------------
                        Name:  Richard F. Miles
                             -------------------------------------
                        Title: President and CEO
                              ------------------------------------


                         ADVANCED SEISMIC TECHNOLOGY, INC., a Texas corporation


                        By:  /s/ Richard F. Miles
                            --------------------------------------
                        Name:  Richard F. Miles
                             -------------------------------------
                        Title: President and CEO
                              ------------------------------------





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
                            GRANT GEOPHYSICAL CORP.,
                            a Texas corporation


                            By:  /s/ Richard F. Miles
                                --------------------------------------
                            Name:  Richard F. Miles
                                 -------------------------------------
                            Title: President and CEO
                                  ------------------------------------

                            GRANT GEOPHYSICAL (INT'L) INC.,
                            a Texas corporation


                            By:  /s/ Richard F. Miles
                                --------------------------------------
                            Name:  Richard F. Miles
                                 -------------------------------------
                            Title: President and CEO
                                  ------------------------------------


                            GRANT GEOPHYSICAL DO BRASIL LTDA., a
                            corporation organized under the laws of the Republic of Brazil, South America


                            By:  /s/ Richard F. Miles
                                --------------------------------------
                            Name:  Richard F. Miles
                                 -------------------------------------
                            Title: President and CEO
                                  ------------------------------------


                            PT. GRANT GEOPHYSICAL INDONESIA,
                            a corporation organized under the laws of the Republic of Indonesia


                            By:  /s/ Richard F. Miles
                                --------------------------------------
                            Name:  Richard F. Miles
                                 -------------------------------------
                            Title: President and CEO
                                  ------------------------------------


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                            SOLID STATE GEOPHYSICAL INC.,
                            a corporation organized under the laws of the Province of Alberta, Canada


                            By:  /s/ Richard F. Miles
                                --------------------------------------
                            Name:  Richard F. Miles
                                 -------------------------------------
                            Title: President and CEO
                                  ------------------------------------

























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